Investor Presentation 1 Quarter 2009 Update Exhibit 99.1 st

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
"anticipates," "believes," "expects," "intends," "plans," "estimates," "targets,"
"projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict.
Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-
looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry;
adverse economic conditions; leverage; operating and financial restrictions imposed by our senior credit facilities; our cash requirements; increased competition in our markets; declining prices for our services;

Special Note Regarding Forward-Looking Statements
(cont.)
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments including developments that could negatively affect our revenues from network access charges and the universal service fund; loss of our cell sites; the rates of penetration in the wireless telecommunications industry;
our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors and the transition of our prepay billing services to a new vendor; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential for patent and other intellectual property right infringement claims; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our largest stockholder, Quadrangle; our ability to pay dividends;
provisions in our charter documents and Delaware law; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.

Company Overview

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia and West
Virginia
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Leverage brand
•
Leverage common cost
•
Wireless revenue 5-year CAGR of 15%
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes CLECs with double digit strategic high-speed broadband product revenue growth and RLECs with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by further investments in cell sites, network upgrades, and new enhanced Prepay billing platform
•
Accelerating growth in Net Income and Free Cash Flows supports year over year growth in cash dividends

Regionally-Focused Service Provider
($ in millions)
•
Average of 23.0 MHz of spectrum
•
5.5 million covered POPs
•
444K
(1)
retail subscribers (YoY increase of 6%)
•
8% YoY Revenue growth
(3)
•
Retail revenues increased 6% YoY to $307
million
•
Data ARPU growth driven by EV-DO upgrade
•
Wholesale revenues (primarily Sprint Nextel
agreement) increased 16% YoY to $113 million
•
10% YoY Adjusted EBITDA growth
•
39% YTD Adjusted EBITDA margin
Wireless ($419 Revenue / $162 Adj. EBITDA)
(1) (2)
(1) As of March 31, 2009 or for the twelve months ended March 31, 2009
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on March 31, 2008 and March 31, 2009
(3) Refer to Form 10-Q for the period ended March 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

Pittsburgh
Columbus
PA
OH
MD
Morgantown
Clarksburg
Winchester
Ashburn
Washington DC
Ravenswood
WV
Warrenton
Culpeper
Madison
Harrisonburg
Ashland
Huntington
Charleston
Montgomery
Staunton
White Sulphur Springs
Clifton Forge
Lewisburg
Waynesboro
Charlottesville
Beckley
Covington
Lexington
VA
Richmond
KY
Bluefield
Troutville
Lynchburg
Salem
Blacksburg
Roanoke
Tazewell
Radford
Farmville
Christiansburg
Rocky Mount
Abingdon
Wytheville
Bristol
Martinsville
Danville
South Boston
Kingsport
TN
NC
Johnson City
Greensboro
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets

Wireline: Repositioning as High Speed Data Provider
($ in millions)
(1) As of March 31, 2009 or for the twelve months ended March 31, 2009 .
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on March 31, 2008 and March 31, 2009 .
•
Competitive Segment
•
Commerical or Institutional
Healthcare
Government
Education
Regional Banking
•
22% growth in strategic broadband and
video services
•
41% YTD Adjusted EBITDA margin
•
RLEC - Growth in Data and Video
•
97% DSL coverage with 6 MB speed
•
23% penetration of homes passed with IPTV
services
Wireline ($125 Revenue / $70 Adj. EBITDA)
(1) (2)

$600
500
400
300
200
100
0
12% CAGR
$343
$392
$440
$500
$536
$567
2004
2005
2006
2007
2008
2009G(1)

$250
200
150
100
50
0
17% CAGR
$121
$147
$172
$203
$223
$233
35%
37%
39%
41%
42%
42%
2004
2005
2006
2007
2008
2009G(2)

$150
125
100
75
50
25
0
11% CAGR
$61
$58
$86
$93
$91
$121
2004
2005
2006
2007
2008
2009G(3)

Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adj. EBITDA/
Margin %
Strong financial performance
(1) Based on Midpoint of guidance range of $562 million to $571 million
(2) Based on Midpoint of guidance range of $230 million to $236 million
(3) Based on Midpoint of guidance range of Adjusted EBITDA and CAPEX range of $109 million to $115 million
(4) Throughout this presentation, Free Cash Flow is defined as Consolidate Adjusted EBITDA less CAPEX.
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2004 to 2008.
Free Cash Flow
(4)

$500
400
300
200
100
0
15% CAGR
$235
$51
S183
$280
S62
$217
$322
$77
S244
$378
$95
$282
$412
$3
$104
$305
$441
$4
$113
S324
2004
2005
2006
2007
2008
2009G

25% CAGR

$66
$90
$112
$142
$159
$169
28%
32%
35%
38%
39%
38%
0
50
100
150
$200
2004 2005 2006 2007 2008 2009G
9
(1)
Revenue
(3)
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $438 million to $444 million for total wireless revenue and $116 million to $118 million for combined wholesale and roaming revenues
(2) Based on Midpoint of guidance range of $167 million to $171 million
(3) Refer to Form 10-Q for the period ended March 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Retail Wholesale
Roaming

$150
100
50
0
$102
$109
7% Growth
$1
$1
$24
$29
$77
$79
3 Mo 2008
3 Mo 2009

$50
25
0
$40
$43
7% Growth
39%
39%
3 Mo 2008
3 Mo 2009

Revenue
(1)
YTD 2009 over YTD 2008 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-Q for the period ended March 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Retail Wholesale
Roaming

150
100
50
0
132
141
72
68
60
73
9 mths ending 3/31/08
9 mths ending 3/31/09
Postpay
Prepay

Catalysts for Sales Growth
•
NTELOS brand positioned as the “Best
Value in Wireless”
•
Leveraging extensive retail presence –
80% of sales through direct channels
•
The most complete nationwide
coverage with no roaming
•
EV-DO network upgrade: 85% of
scheduled sites completed at 3/31/09;
remainder of planned upgrade to be
completed during 2Q 2009
•
Emphasis on Postpay plans
Expansion of data products and
services
Enhanced handset lineup
Gross Adds
•
Churn
Impressive sales growth despite
economic pressure on churn
Stable for past 3 qtrs at approx. 3.1%
blended (2.2% postpay)

600
450
300
150
0
8% CAGR
383
421
444
110
128
130
273
293
314
3/31 2007
3/31 2008
3/31 2009

$47.59
$45.80
$7.08
$8.78
$54.67 $54.58
0
25
50
$75
3 Mo 2008 3 Mo 2009
12
Successful Growth in Subscribers and ARPU
Proforma Retail ARPU
(2), (3)
NTELOS Branded Subscribers (000s)
(1),(3)
(1)
Refer to Form 10-Q for the period ended March 31, 2009 for explanation of change in reporting of data services and data ARPU
(2) Refer to Form 10-Q for the period ended March 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(3) See Appendix for presentation of actual ARPU
Data
(3)
Postpay
Prepay

Retail Locations
90
80
70
60
50
40
30
20
10
0
84
22
30
32
49
11
14
24
37
5
4
28
32
15
6
11
27
5
4
18
24
NTELOS
Alltel
Sprint Nextel
AT&T
Verizon Wireless
T-Mobile

Smart Phone & Data Card %

$308
$336
9.0%
27.0%
0
10
20
30
40
50%
0
100
200
300
$400
3 Mo 2008 3 Mo 2009
VAW
VAE
13
Direct Distribution Model Improves Customer
Satisfaction
Extensive Retail Presence
(1)
CPGA ($)/Smart Phone & Data
Card %
(2)
-YTD
(1) As of December 31, 2008 for all competitors; as of March 31, 2009 for nTelos
(2) Represents Smart Phone & Data Card sales as a % of Postpay Gross Adds
WVA

$51
$62
$77
$95
$104
$113
0
50
100
$150
2004 2005 2006 2007 2008 2009G
14
Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages NTELOS
’
Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Data usage
•
448% growth in travel data usage
since EV-DO launched
•
685% growth in home data usage
since EV-DO launched
($ in millions)
High Growth, Attractive Margin Revenue Stream.
(1) Excludes Roaming

Pittsburgh
PA
OH
MD
Columbus
Morgantown
Clarksburg
Winchester
Ashburn
Washington DC
Ravenswood
WV
Warrenton
Culpeper
Madison
Ashland
Huntington
Charleston
Harrisonburg
Montgomery
White Sulphur Springs
Clifton Forge
Staunton
Lewisburg
Waynesboro
Charlottesville
Beckley
Covington
Lexington
VA
Richmond
KY
Troutville
Lynchburg
Bluefield
Salem
Blacksburg
Roanoke
Tazewell
Radford
Farmville
Christiansburg
Rocky Mount
Abingdon
Wytheville
Danville
Bristol
Martinsville
South Boston
Kingsport
TN
NC
Johnson City
Greensboro
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets

Greensboro, NC
To Carlisle, PA
(1) As of March 31, 2009 or for the twelve months ended March 31, 2009.
(2) Homes passed 18 months or more
($ in millions)
Data Driving Wireline Growth
RLEC  ($60 Revenue / $44 Adj. EBITDA)
(1)
Competitive
($65 Revenues / $26 Adj. EBITDA)
(1)
•
Revenue growth of 5% YoY
•
Adjusted EBITDA growth of 14% YoY
•
41% YTD Adjusted EBITDA margin
•
Strategic Broadband and Video revenue
growth of 22% YTD to $22 million annually
•
2,300 mile fiber-optic network
•
4 new markets planned for 2009
•
Repositioning asset (data/video)
•
Adjusted EBITDA growth of 1% YoY
•
Broadband penetration at 48%
•
IPTV Launched in Q307
•
Continued strong Adjusted EBITDA margin

$150
100
50
0
$107
$111
$117
$122
$123
$126
$56
$57
$61
$61
$60
$18
$17
$15
$15
$11
$33
$37
$41
$46
$52
2004
2005
2006
2007
2008
2009G(1)

$80
60
40
20
0
$59
$62
$65
$65
$69
$70
$40
$43
$47
$44
$44
56%
56%
56%
54%
56%
56%
$19
$19
$18
$21
$25
2004
2005
2006
2007
2008
2009G(2)

Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1) Based on Midpoint of guidance range of $124 million to $127 million
(2) Based on Midpoint of guidance range of $69 million to $71 million
Competitive -Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.
Competitive
- Strategic
Competitive
- Other
RLEC Competitive
RLEC

$30
15
0
CAGR 20%
$14.7
$19.8
$24.8
$30.8
2005
2006
2007
2008
Data/IP
Transport/Wireless Transport

Penetration
Transport/Data/IP Revenue
Competitive Growth Drivers
($ in millions)
Video – Neighborhoods open in Q4-07
17.2%
28.0%
37.6%
45.8%
2005 2006 2007 2008
Broadband – Customer Penetration
(1) Revenue before intercompany eliminations.
(1)
8.9%
15.2%
19.5%
22.7%
25.2%
27.0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09

$40
20
0
$30
$31
$14
$14
$3
$3
$13
$14
3 Mo 2008
3 Mo 2009

$20
10
$17
$18
56%
57%
3 Mo 2008
3 Mo 2009

18 Adjusted EBITDA/Margin% Revenue YTD 2009 over YTD 2008 Strong, Stable Cash Flow ($ in millions) Competitive - Strategic Competitive - Other RLEC

Financial Overview

Wireless CAGR = 15%
Wireline CAGR = 4%
$600
450
300
150
0
$343
$107
$235
$392
$111
$280
$440
$117
$322
$500
$122
$378
$536
$123
$412
$567
$126
$441
2004
2005
2006
2007
2008
2009G
(1)

7% Growth
$150
100
50
0
$132
$30
$102
$141
$31
$109
3 Mo 2008
3 Mo 2009

Wireless   Wireline   Other

Wireless Drives Revenue Growth
Total Revenue
(2)
($ in millions)
YTD Revenue
(2)
(1)   Based on Midpoint of guidance range for Consolidated Revenue of $562 million to $571 million
(2)
Refer to Form 10-Q for the period ended March 31, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

Wireless CAGR = 25%
Wireline CAGR = 4%
$255
210
165
120
75
30
(15)
$121
$147
$172
$203
$223
$233
$59
$62
$65
$65
$69
$70
$66
$90
$112
$142
$159
$169
2004
2005
2006
2007
2008
2009G(1)

$70
55
40
25
10
- 5
5% (+ $2)
$56
$58
$17
$18
$40
$43
3 Mo 2008
3 Mo 2009

Wireless   Wireline   Other

YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $230 million to $236 million

$61
$58
$86
$93
$91
$121
0
25
50
75
100
125
$150
2004 2005 2006 2007 2008 2009G
$36
$41
$32
$37
$31
$38
$19
$20
$21
$25
$35
$33
$5
$8
$6
$7
$9
$19
$20
$28
$41
$57
$22
0
50
100
$150
2004 2005 2006 2007 2008 2009G
$89
$60
$112
$87
$110
$132
22
Accelerating Consolidated Free Cash Flow
Free Cash Flow Consolidated CapEx
($ in millions)
(1),(2)
(1) Based on midpoint of guidance ranges
(2) Included in 2009G  for Other CAPEX is an expected investment of between $10 million and $12 million for a new wireless prepay billing platform and a web portal
(1)
Wireless   Wireline
Other
Discretionary, Incremental EVDO Investment
& Strategic Fiber Builds

Cash Flows Guidance
($ in millions)
2009G
(1)
Adjusted EBITDA $      233
Less Capex 112
Free Cash Flow $      121
Less:
Cash Interest, net of interest income 29
Cash Taxes 13
Cash Flows, net before dividends and debt payments 79 $
Less:
Cash Dividends ($0.26 per share per qtr) 44
Scheduled 2009 Debt Payments 6
Cash Flows, net
(2)
$        29
Cash on Hand at December 31, 2008
$        66
(1)
  Based on midpoint of guidance ranges
(2)
  Before adjustments for changes in working capital

Capitalization
($ in millions)
(1) Based on midpoint of guidance ranges
(2) Before adjustments for changes in working capital
2009
Guidance
(1)
Adjusted EBITDA
$         203.0 $         223.1 $         233.0
Cash $          53.5 $          65.7 $          95.0
(2)
1st lien senior secured credit facility $         612.9 $         606.5 $         600.5
Capital leases 1.3 1.4 1.5
Total Debt $         614.2 $         607.9 $         602.0
Total Debt Leverage Ratio 3.03x 2.72x 2.58x
Net Debt
(total debt less cash)
$         560.7 $         542.2 $         507.0
(2)
Net Debt Leverage Ratio 2.76x 2.43x 2.18x
(2)
2007A 2008A

Summary
•
Consistently Strong Financial Performance
•
Numerous Catalysts for Sustainable Growth
•
Focused on Long-term Net Income and Free Cash Flow Growth
•
Diversified Business Model
•
High Growth Wireless Business
•
Expanding retail subscriber base, Data Revenue Growth
•
High-margin wholesale revenue
•
Strong Performing Regional Wireline Business Focused on Data
Provision
•
Scalable Systems for Continued Expansion
•
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2008 2009
Consolidated
Operating Income $55 $53 $61 $100 $115 $26 $34
Depreciation and Amortization 65 83 85 97 103 29 23
Capital and Operational Restructuring
Charges 1 15 - - - - -
Accretion of Asset Retirement Obligations - 1 1 1 1 - -
Advisory Termination Fees - - 13 - - - -
Gain on Sale of Assets - (9) - - - - -
Secondary Offering Costs - - - 1 - - -
Non-cash Compensation Charge - 4 13 4 3 1 1
Voluntary Early Retirement Plan Charge - - - - 1 - -
Adjusted EBITDA $121 $147 $172 $203 $223 $56 $58
3 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2008 2009
Wireless
Operating Income $21 $32 $53 $71 $85 $18 $26
Depreciation and Amortization 44 57 58 70 73 22 17
Accretion of Asset Retirement Obligations 1 1 1 1 1 - -
Adjusted EBITDA $66 $90 $112 $142 $159 $40 $43
Wireline
Operating Income $39 $36 $39 $38 $41 $10 $11
Depreciation and Amortization 20 25 26 27 27 7 7
Voluntary Early Retirement Plan Charge - - - - 1 - -
Adjusted EBITDA $59 $61 $65 $65 $69 $17 $18
3 months ended

ARPU
(1)
Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three Months Ended:
3/31/2008 3/31/2009
(1) Refer to Form 10-Q for the quarter ended  March 31, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Average Revenue per Handset/Unit (ARPU)
Operating Revenues 132,249 $                      140,664 $
Less: Wireline and other operating revenue (30,336) (31,458)
Wireless communications revenue 101,913 109,206
Less: Equipment revenue from sales to new customers (4,017) (1,772)
Less: Equipment revenue from sales to existing customers (2,498) (5,269)
Less: Wholesale revenue (24,537) (30,076)
Plus: Other revenues, eliminations and adjustments 16 53
Wireless gross subscriber revenue 70,877 $                        72,142 $
Less:  Paid in advance subscriber revenue (20,621) (18,643)
Less: adjustments (307) (137)
Wireless gross postpay subscriber revenue  49,949 $                        53,362 $
Average subscribers 414,816 440,629
Total ARPU 56.95 $                          54.58 $
Average postpay subscribers 292,426 312,783
Postpay ARPU
56.94 $                          56.87 $
Wireless gross subscriber revenue  70,877 $                        72,142 $
Less: Wireless voice and other feature revenue (62,072) (60,537)
Wireless data revenue 8,805 $                          11,605 $
Average subscribers 414,816 440,629
Total Data ARPU
7.08 $                            8.78 $
Wireless gross postpay subscriber revenue 49,949 $                        53,362 $
Less: Wireless postpay voice and other feature revenue (44,222) (44,574)
Wireless postpay data revenue 5,727 $                          8,788 $
Average postpay subscribers 292,426 312,783
Postpay data ARPU
6.53 $                            9.37 $

Summary of Operating Results
($ in thousands)
Three Months Ended:
March 31, 2008 March 31, 2009
Operating Revenues
Wireless PCS Operations 101,913 $                 109,206 $
Subscriber Revenues 70,389 71,755
Wholesale/Roaming Revenues, net 24,537 30,076
Equipment Revenues 6,690 7,041
Other Revenues 297 334
Wireline Operations
RLEC 14,435 14,690
Competitive Wireline 15,746 16,643
Wireline Total 30,181 31,333
Other 155 125
132,249 $                140,664 $
Operating Expenses
Wireless PCS Operations 61,989 $                   66,415 $
Cost of Sales and Services
Cost of Sales - Equipment 7,889 9,871
Cost of Sales - Access & Other 13,341 10,989
Maintenance and Support 12,228 14,343
Customer Operations 22,689 25,490
Corporate Operations 5,842 5,722
Wireline Operations
RLEC 3,850 3,741
Competitive Wireline 9,294 9,849
Wireline Total 13,144 13,590
Other 1,570 2,558
76,703 $                   82,563 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 39,924 $
39.2%
42,791 $
Wireline Operations
RLEC 10,585
73.3%
10,949
Competitive Wireline 6,452
41.0%
6,794
Wireline Total 17,037
56.4%
17,743
Other (1,415) (2,433)
55,546 $
42.0%
58,101 $
Capital Expenditures
Wireless PCS Operations 10,629 $                   17,951 $
Wireline Operations
RLEC 3,053 2,836
Competitive Wireline 7,937 7,355
Wireline Total 10,990 10,191
Other 3,857 3,472
25,476 $                   31,614 $
Adjusted EBITDA less Capital Expenditures
(a non-GAAP measure)
Wireless PCS Operations 29,295 $                   24,840 $
Wireline Operations
RLEC 7,532 8,113
Competitive Wireline (1,485) (561)
Wireline Total 6,047 7,552
Other (5,272) (5,905)
30,070 $                   26,487 $
(before depreciation & amortization, asset impairment charges, accretion of asset retirement obligations, non-
cash compensation and voluntary early retirement program charges, a non-GAAP Measure)

EV-DO Timeline
74% of Total Sites Upgraded as of March 31, 2009
Market
Wholesale
Market
In-Service
Date
EV-DO Site Deployment
Huntington, WV Q108 43
Charlottesville
Staunton/Waynesboro, VA
Q208 113
Lynchburg, VA
Charleston, WV
Q2-Q308 145
Roanoke, VA Q308 138
Morgantown/Fairmont/
Clarksburg, WV
Q308 94
Beckley/Bluefield, WV Q408 55
Martinsville/Danville, VA Q408 54
Richmond / Norfolk, VA Phase I Q408 212
H-burg, VA (incl. 1 Winchester site) Q109 27
Completed at 3/31/09: 881
Richmond / Norfolk, VA  Phase II Q209 164
Total 1,045
2